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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K



                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)   July 15, 1998


                                 CHATCOM, INC.
            (Exact name of registrant as specified in its charter)


                                  CALIFORNIA
                (State or other jurisdiction of incorporation)

         0-20462                                           95-3746596
(Commission File Number)                    (I.R.S. Employer Identification No.)

    9600 TOPANGA CANYON BOULEVARD                             91311
        CHATSWORTH, CALIFORNIA                              (Zip Code)
(Address of principal executive offices)

                                (818) 709-1778
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former name or former address, if changed since last report)


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Item 5.  Other Events.
         ------------

     On July 15, 1998, ChatCom, Inc.'s ("ChatCom") Registration Statement on Form S-3 (Registration No. 333-50787) registering for potential resale shares of ChatCom's Common Stock issued or issuable to certain securityholders of ChatCom was declared effective by the Securities and Exchange Commission. The Registration Statement covers 1,609,523 currently outstanding shares and up to 15,788,749 shares that may be issued to the securityholders in the future.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CHATCOM, INC.



Date:  July 16, 1998                         By /s/ E. CAREY WALTERS
                                                ----------------------------
                                                E. Carey Walters
                                                Chief Executive Officer


                                             By /s/ GORDON L. ALMQUIST
                                                ----------------------------
                                                Gordon L. Almquist
                                                Chief Financial Officer

                                      2.